SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                          SEPTEMBER 23, 1999
                        ----------------------
                           (Date of Report)


                            ENTROPIN, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as specified in its charter)

           COLORADO                33-23693            84-1090424
   ----------------------------   -----------    -------------------
   (State or other jurisdiction   (Commission       (IRS Employer
         of incorporation)        File Number)    Identification No.)



                   45926 OASIS STREET, INDIO, CA 92201
      ------------------------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
           --------------------------------------------------
           (Registrant's telephone number including area code)

                                   N/A
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     Lois Rezler announced her resignation as Vice President of Scientific and Regulatory Affairs of Entropin, Inc., effective September 12, 1999. Western Center for Clinical Studies, Inc., a California corporation, will continue to perform the scientific and regulatory affairs functions on behalf of Entropin, Inc.


                              SIGNATURES
                              ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 23, 1999                ENTROPIN, INC.



                                   By   /s/ Don Hunter
                                     -------------------------------
                                      Donald Hunter
                                      Chief Executive Officer







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